Exhibit 99.1

Logiq Advances Separation of AppLogiq and DataLogiq with Acquisition of Fully-Reporting Publicly Traded Company for AppLogiq

New York, NY – December 1, 2021 – Logiq, Inc. (OTCQX: LGIQ, NEO: LGIQ), a global provider of award-winning consumer acquisition solutions, has through its subsidiary, GoLogiq LLC, acquired a control position of 4,500,000 outstanding shares of Lovarra, a fully reporting U.S. public company. The acquisition advances Logiq’s previously announced plans to separate its DataLogiq and AppLogiq businesses into two independent publicly traded companies.

Logiq now begins the process of transferring its AppLogiq business into Lovarra. AppLogiq includes mobile e-commerce solutions offered under the name of CreateApp, a mobile fintech platform for payments and food delivery, and the company’s beneficial stake in PT Weyland Indonesia Perkasa (WIP). WIP is the operator of the AtozGo™ food delivery service and AtozPay™ mobile e-wallet.

“This acquisition represents the next major step towards enabling both of our valuable business segments to better capitalize on their respective growth opportunities in the rapidly evolving e-commerce and fintech landscape,” stated Logiq president, Brent Suen. “Moreover, we believe this will unlock tremendous shareholder value.”

“Based on our analysis of recent comparable public market valuations and private equity funding for fintech companies in emerging markets, we see a standalone valuation for just AppLogiq to be $100 million or more,” added Suen. “Whereas, currently we do not see the markets attributing much, if any, valuation of this business segment to Logiq’s overall valuation.”

Logiq plans to complete the transfer of its mobile e-commerce solutions and fintech platform for payments and food delivery to Lovarra in December 2021 and plans to complete the transfer of its beneficial stake in WIP before the end of February 2022. Both transfers are subject to customary conditions and approvals, and completion of requisite financial statements.

Lovarra plans to apply to FINRA to change its name to GoLogiq and obtain a trading symbol that more closely represents its name. Logiq’s chief strategy officer for AppLogiq, Matthew Brent, is expected to be appointed as Lovarra/GoLogiq’s chief executive officer. Brent brings to the position more than 10 years of experience in software and product development. He has built and led teams from across North America, China, and Southeast Asia to deliver products for global entertainment, media, and technology companies, including Sony Computer Entertainment America, Activision Blizzard, The Upper Deck Company, and The Sesame Street Workshop.

Logiq is looking at companies that could add complementary mobile transactions technology and lending revenue streams, including a focus on Vietnam that, if successful, would extend GoLogiq’s presence across Southeast Asia. With a population of more 98 million people, Vietnam is one of the most populous countries in the region and the largest recipient of foreign direct investment.

“GoLogiq would remain focused on the abundant mobile e-commerce and fintech opportunities in Southeast Asia, and particularly in Vietnam,” noted Matthew Brent. “The mobile e-wallet and food delivery service is a perfect fit for retail chains operating in countries like Vietnam who have high foot traffic, and who would like to offer mobile delivery and payment options.”

About Logiq

Logiq Inc. is a U.S.-based leading global provider of e-commerce and fintech business enablement solutions. Its DataLogiq business provides a data-driven, end-to-end marketing and consumer acquisition solution. Its AI-powered LogiqX™ data engine delivers valuable consumer insights that enhance the ROI of online marketing spend and personalization. The company’s Fixel technology offers simplified online marketing with critical privacy features.

Its AppLogiq business, Logiq’s platform-as-a-service, branded as CreateApp™, enables small and medium-sized businesses worldwide to easily create and deploy a native mobile app for their business without technical knowledge or background. CreateApp™ empowers businesses to reach more customers, increase sales, manage logistics, and promote their products and services in an easy, affordable, and highly efficient way.

CreateApp™ is offered in 14 languages across 10 countries and three continents, including some of the fastest-growing emerging markets in Southeast Asia. The company’s PayLogiq, branded as AtozPay™ in Indonesia, offers mobile payments, and GoLogiq, branded as AtozGo™ in Indonesia, offers hyper-local food delivery services. Connect with Logiq: Website | LinkedIn | Twitter| Facebook.

Important Cautions Regarding Forward Looking Statements

This press release contains certain forward-looking statements and information, as defined within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and is subject to the Safe Harbor created by those sections. This press release also contains forward-looking statements and forward-looking information within the meaning of Canadian securities legislation that relate to Logiq’s current expectations and views of future events. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as “will likely result”, “are expected to”, “expects”, “will continue”, “is anticipated”, “anticipates”, “believes”, “estimated”, “intends”, “plans”, “forecast”, “projection”, “strategy”, “objective” and “outlook”) are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties which could cause actual results or outcomes to differ materially from those expressed in such forward-looking statements. No assurance can be given that these expectations will prove to be correct and such forward-looking statements included in this press release should not be unduly relied upon.

These statements speak only as of the date of this press release. Forward-looking statements are based on a number of assumptions and are subject to a number of risks and uncertainties, many of which are beyond Logiq’s control, which could cause actual results and events to differ materially from those that are disclosed in or implied by such forward-looking statements. In particular and without limitation, this press release contains forward-looking statements regarding our products and services, the use and/or ongoing demand for our products and services, expectations regarding our revenue and the revenue generation potential of our products and services, our partnerships and strategic alliances, the impact of global pandemics (including COVID-19) on the demand for our products and services, industry trends, overall market growth rates, our growth strategies, the continued growth of the addressable markets for our products and solutions, our business plans and strategies, the proposed separation of Logiq’s AppLogiq and DataLogiq business into two public companies, including, without limitation, our ability to successfully locate and consummate the contemplated strategic transactions, the structure of any such transaction, timing of such transaction, and the valuation of the businesses after completion of any such transaction, if any, and other risks described in the Company’s prior press releases and in its filings with the Securities and Exchange Commission (SEC) including its Annual Report on Form 10-K and any subsequent public filings, and filings made pursuant to Canadian securities legislation that are available on www.sedar.com, including under the heading “Risk Factors” in the Company’s Canadian Prospectus.

Logiq undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. New factors emerge from time to time, and it is not possible for Logiq to predict all of them, or assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements contained in this press release are expressly qualified in their entirety by this cautionary statement.

Company Contact

Brent Suen, President
Logiq, Inc.
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Media & Investor Contact

Ronald Both or Justin Lumley
CMA Investor & Media Relations
Tel (949) 432-7566
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